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                                                                    Exhibit 10.5

                            IMARX THERAPEUTICS, INC.
                              MANAGEMENT BONUS PLAN

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PLAN TERM                   One fiscal year beginning July 1, 2006, subject to annual renewals in the discretion of the independent members of the Board of Directors (such independent members of the Board of Directors are herein referred to as the
                            "Board").

PLAN EFFECTIVE DATE         July 1, 2006

PLAN PERIODS                "Quarterly Plan Period" is the 3 months ending September 30, December 31, March
                            31, and June 30

                            "Annual Plan Period" is the 12 months ending June 30.

PURPOSE                     The purpose of the Plan is to increase stockholder value by providing an incentive for the achievement of goals that support ImaRx's strategic plan.

ELIGIBILITY                 ImaRx employees serving in positions of vice president and above, and other senior officers of the Corporation as designated by the Board (together, "Participants"), are eligible to participate in the Plan.

                            The chief executive officer and the Compensation Committee of the Board (the
                            "Committee") may recommend Participants. The Board has the sole authority to designate Participants.

                            Eligibility will cease upon termination of a Participant's employment, withdrawal of designation by the Board, transfer to a position ineligible to participate under the Plan as a Participant, termination of the Plan by the
                            Board, or if the Participant engages, directly or indirectly, in any activity which is competitive with any ImaRx activity, as determined in the sole discretion of the Committee.

                            If a Participant changes from an eligible position to an ineligible position during a Plan Period, eligibility to participate will be at the discretion of the Board.

AVAILABLE BONUS             Each Participant shall have the opportunity to earn a bonus of up to 10% of the
                            Participant's Base Pay for each Quarterly Plan Period ("Quarterly Bonus"), plus an additional annual bonus of up to 10% of the Participant's Base Pay for each
                            Annual Plan Period ("Annual Bonus"), resulting in an aggregate possible bonus of up to 50% of the Participant's Base Pay per year. A Participant will be eligible to receive a Quarterly Bonus only if 100% of the Company Goals and 100% of the
                            Participant's Department(s) Goals have been met in the Quarterly Plan Period, however, the Quarterly Bonus available to all Participants will be reduced by
                            20% if the Department Goals of all departments are not met in the Quarterly Plan
                            Period. The amount of the Quarterly Bonus earned by each eligible Participant shall be based on the achievement of their Individual Goals.

                            50% of the Annual Bonus earned by each Participant shall be based on the achievement of Individual Goals during the Annual Plan Period and 50% shall be based upon the achievement of Annual Goals during the Annual Plan Period.
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                            "Base Pay" means the annual pay rate established for the Participant by ImaRx and in effect on the last day of the relevant Quarterly Plan Period or Annual
                            Plan Period or, in the case of a deceased or disabled Participant, on the last day of participation in the Plan. ImaRx, with Committee approval, may at any time, in its sole discretion, prospectively revise the Participant's Base Pay.

GOALS

- COMPANY GOALS             The executive committee of the management team ("Executive Committee") shall recommend while the outcome is substantially uncertain, and the Committee shall evaluate and approve, one or more objective company-wide performance goal measures that align with ImaRx's strategic plan for each Quarterly Plan Period
                            ("Company Goals").

                            Unless 100% of the Company Goals are met in a particular Quarterly Plan Period, no Quarterly Bonus is payable under the Plan for any Participants for that
                            Quarterly Plan Period.

- DEPARTMENT GOALS          The Executive Committee shall recommend while the outcome is substantially uncertain, and the Committee shall evaluate and approve, one or more objective performance goal measures for each department that align with ImaRx's strategic plan and are the responsibility of that department for each Quarterly Plan
                            Period ("Department Goals").

                            Unless 100% of a department's Department Goals are met in a particular Quarterly
                            Plan Period, no Quarterly Bonus is payable under the Plan for any Participants who are members of that department for that Quarterly Plan Period.

                            Unless 100% of all Department Goals are met by all departments in a particular
                            Quarterly Plan Period, 20% of the Quarterly Bonus will not be payable under the
                            Plan for all Participants for that Quarterly Plan Period.

- INDIVIDUAL GOALS          The Executive Committee shall recommend while the outcome is substantially uncertain, and the Committee shall evaluate and approve, one or more objective performance goal measures that align with ImaRx's strategic plan and are the responsibility of the position held by the Participant for each Quarterly Plan
                            Period ("Individual Goals").

                            The Committee shall assign a weighting ("Individual Weighting") to each
                            Individual Goal for the purpose of determining the amount of Quarterly Bonus payable to each Participant. The Individual Weightings shall total 100% for each
                            Participant.

- ANNUAL GOALS              The Executive Committee shall recommend while the outcome is substantially uncertain, and the Committee shall evaluate and approve, one or more performance measures that evaluate the overall performance and management skills for each
                            Participant for each Annual Plan Period ("Annual Goals").

                            The Committee shall assign a weighting ("Annual Weighting") to each Annual Goal for the purpose of determining the amount of Annual Bonus payable to each
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                            Participant. The Annual Weightings shall total 100%.

QUARTERLY BONUS             Within 30 days after the completion of each Quarterly Plan Period, the
CALCULATION                 Executive Committee shall report the level of achievement of the Company Goals, the
                            Department Goals and the Individual Goals to the Committee, and the Committee shall determine and certify the achievement of the Company Goals, the Department Goals and the Individual Goals of each Participant.

                            If 100% of the Company Goals and 100% of a Participant's Department(s) Goals
                            have been achieved, then a Quarterly Bonus is calculated for that Participant as follows: (1) add the Individual Weights for each Individual Goal that has been achieved in the most recent Quarterly Plan Period, and (2) multiply the total by
                            10% of the Participant's Base Pay, and then if and only if 100% of all
                            Department Goals have not been achieved in the most recent Quarterly Plan
                            Period, (3) multiply the product of clause (1) and clause (2) by 80%. The
                            Executive Committee shall report to the Committee, and the Committee shall approve, all Quarterly Bonus calculations.

ANNUAL BONUS                Within 30 days of the completion of each Annual Plan Period, the Executive
CALCULATION                 Committee shall report the level of achievement of the Annual Goals for each
                            Participant to the Committee, and the Committee shall determine and certify the achievement of the Annual Goals for each Participant.

                            An Annual Bonus is calculated for each Participant as follows: For the first 50%
                            of the Annual Bonus (1) add the Individual Weights for each Individual Goal that has been achieved in the most recent Annual Plan Period, and (2) multiply the total by 5% of the Participant's Base Pay. For the second 50% of the Annual
                            Bonus (1) add the Annual Weights for each Annual Goal that has been achieved in the most recent Annual Plan Period and (2) multiply the total by 5% of the
                            Participant's Base Pay. The Executive Committee shall report to the Committee, and the Committee shall approve, all Annual Bonus Calculations.

BONUS PAYOUT                A Quarterly Bonus or Annual Bonus under this Plan is earned as of the end of the applicable Plan Period and will be paid according to the Plan ("Bonus Payout"), if the Participant:

                                  1.    remains an ImaRx employee through the end of the Plan Period, unless employment is terminated prior to the end of the Plan Period due to death or disability; and

                                  2.    refrains from engaging during the Plan Period, directly or indirectly, in any activity that is competitive with any ImaRx activity.

BONUS PRORATIONS            For any employee who meets eligibility criteria and becomes a Participant after the start of a Quarterly Plan Period or Annual Plan Period or whose employment with ImaRx is terminated prior to the end of the Quarterly Plan Period or Annual
                            Plan Period because of disability or death, the Board, in its sole discretion, may prorate the Quarterly Bonus and/or Annual Bonus payable to such Participant.
                            If the Participant is on a leave of absence for a portion of a Quarterly Plan
                            Period or Annual Plan Period, the Board, in its sole discretion, may reduce the
                            Participant's Quarterly Bonus and/or Annual Bonus on a pro rata basis.
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                            If a Participant changes positions within ImaRx during a Quarterly Plan Period or
                            Annual Plan Period, the Board, in its sole discretion, may prorate the Participant's
                            Quarterly Bonus and/or Annual Bonus by the number of months in each position.

BONUS PAYMENT               Quarterly Bonus and Annual Bonus payments will be made as soon as
ADMINISTRATION              administratively practicable.

                            The Company shall have the right to deduct from all Quarterly Bonus and Annual
                            Bonus payments under the Plan any federal, state, local or other taxes required by law to be withheld respect to such payments. Other normal payroll deductions will also apply to Quarterly Bonus and Annual Bonus payment amounts, based on each Participant's elections relating to such deductions then in effect.

                            In the event of a dispute regarding the Plan, a Participant may seek resolution through the Committee. All determinations by the Committee shall be final and conclusive and binding on each Participant.

EMPLOYMENT AT WILL;         Unless otherwise expressly provided in writing by ImaRx and a Participant, such
NO RIGHT TO                 Participant's employment with ImaRx is of indefinite duration and either ImaRx
CONTINUED                   or the Participant will be free to terminate the employment relationship at will
EMPLOYMENT                  and at any time with or without cause. Nothing in the Plan shall confer upon a
                            Participant any right to be employed by ImaRx, nor to be entitled to any remuneration or benefits not set forth in the Plan, including the right to receive any future bonuses, nor to interfere with or limit the right of ImaRx to modify the terms of or terminate the Participant's employment at any time.

REVISIONS TO THE PLAN       The Plan will be reviewed by the Committee and the Board on a periodic basis for revisions. ImaRx reserves the right in its sole discretion with or without notice, to review, change, amend or cancel the Plan, at any time upon Board approval.
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